UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (date of earliest event reported): April 5, 2017

QUORUM HEALTH CORPORATION

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-37550	47-4725208
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1573 Mallory Lane

Brentwood, Tennessee 37027

(Address of Principal Executive Offices)

Registrant’s Telephone Number, Including Area Code: (615) 221-1400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure

Quorum Health Corporation (the “Company”) today announced that its Board of Directors, acting through three independent outside directors, has completed its investigation of certain matters related to the “spin-off” of the Company from Community Health Systems, Inc. in April 2016, which were raised in a letter dated October 12, 2016 from R2 Investments, LDC. A letter summarizing the Board’s investigation and conclusions was delivered to R2 Investments today, and is available on the Investor Relations section of the Company’s website, www.quorumhealth.com.

The information presented in Item 7.01 of this Current Report on Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in any such filing.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

QUORUM HEALTH CORPORATION (Registrant)

By:	/s/ Michael J. Culotta
Michael J. Culotta Executive Vice President and Chief Financial Officer (principal financial officer and principal accounting officer)

Date: April 5, 2017

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